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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 1996, included in the Proxy Statement of Softdesk, Inc., that is made a part of the Registration Statement (Form S-
4) and Prospectus of Autodesk, Inc. for the registration of 5,650,000 shares of Autodesk's common stock.

                                          Ernst & Young LLP

Palo Alto, California
March 3, 1997